Securities And Exchange Commission
                             Washington, D.C. 20549

                                     Form 8K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report ( Date of earliest event reported ) August 20,1997
                                                          ---------------

                    USA Group Secondary Market Services, INC.
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            ( Exact name of registrant as specified in its charter )


        Delaware                 333-2440                     35-1872185
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      (State or other           (Commission                  (IRS Employer
      jurisdiction              File Number)                Identification No.)
      of incorporation)


           30 South Meridian Street, Indianapolis, Indiana 46204-3503
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (317) 951-5640
                                                           --------------

                 8350 Craig Street, Indianapolis, Indiana 46250
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        (Former name or former address, if changed since the last report)



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Item 1.    Not Applicable

Item 2.    Not Applicable

Item 3.    Not Applicable

Item 4.    Not Applicable

Item 5. The Registrant,through the Trustee for SMS Student Loan Trust 1997-A, hereby files its quarterly report for the period from April 7,1997 to June 30,1997.

Item 6.    Not Applicable

Item 7.    Not Applicable

Item 8.    Not Applicable





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Exhibit No.
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